UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2018

Date of reporting period: December 31, 2018

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

SAROFIM EQUITY FUND

Annual Report	December 31, 2018

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2018

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-727-6346; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018 (Unaudited)

Dear Shareholders:

Equity markets became reacquainted with volatility in 2018, leaving investors smarting after a weak fourth quarter and an especially sudden decline during the month of December. In fact, from the September peak to the Christmas Eve low, the S&P 500 lost just shy of 20% of its value before rebounding modestly in the last week of the year. The full year total return for the S&P 500 was a loss of -4.4%, a figure that does not fully capture the feeling that many investors experienced toward the end of the year. Experiencing a correction like the market did late in 2018 naturally causes investors to reflect on how the investment environment is changing. Our previous expectations have included rising volatility in the markets as the business cycle ages and financial conditions grow gradually tighter, but we have also drawn comfort from superb corporate profits, a healthy US economy, and reasonable equity valuations. Those factors still remain supportive, and we believe the market can climb the “wall of worry” established in late 2018. Furthermore, we believe the strength of our portfolio companies’ balance sheets and cash flows provide financial strength and flexibility to weather the volatile periods that are a regular part of investing over any long-term period.

In our January 2018 letter, we noted that there were only 8 days in 2017 in which the S&P 500 rose or fell by more than 1%, making that year the calmest investment environment in 50 years. Daily market movements certainly felt more turbulent in 2018, but they really just returned to “normal.” Investors experienced 64 days with a price change greater than 1% last year, only slightly above the historical average for the S&P of 59 such days. Growing concerns about global economic growth, US trade policy, the path of monetary policy, and domestic and foreign politics have been weighing on market participants and creating uncertainty. In particular, toward the end of the year, investors grew much more worried about the risk of a recession and began pricing that possibility into the market.

While there is undoubtedly a slowdown in economic growth and the rate of profit increases, we believe there is a disconnect between the recent market action and the reality of the present situation. There are signs of weakness in overseas economies and more cyclical pockets of the US economy. For example, the ISM survey of the manufacturing sector indicates that growth decelerated at the end of 2018 but remained at levels consistent with a growing economy. New order growth decelerated as well but also remained positive, and customer inventory is reported to be too low. Interest rate sensitive sectors like housing and autos have weakened. On the other hand, US consumer net worth sits near an all-time high at an estimated $107 trillion at the end of the year, employment is at record levels, and retail sales during the holiday period registered the best growth in six years. Importantly, the Federal Reserve has taken note of the slowdown as the central

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018 (Unaudited)

bank has communicated a shift from a regular, gradual schedule of interest rate hikes to a wait-and-see approach. We should not forget the observation of the famous economist Paul Samuelson that “the stock market has forecast 9 of the last 5 recessions.” Of course, we will remain vigilant against the threat of recession, but our current expectation is for a slowing but resilient US economy.

Given how infrequent recessions have been for the past generation, investors may have become extra cautious as they eye this slowdown. For a number of reasons, the US economy has experienced much longer expansions in recent decades. In fact, there have only been 3 recessions in the past 35 years. Of course, the most recent one—“The Great Recession”—left many painful memories that continue to influence the behavior of individuals and companies. However, the US has experienced 12 recessions since the end of World War II. Since we invest our clients’ funds for longer periods of time, our investment approach must allow for the likelihood that the economy and markets will experience those setbacks with some regularity. In every case of a recession, while the economy and the stock market declined in each one, both subsequently rebounded and went on to establish new highs. We endeavor to construct portfolios that hold investments in financially-strong, industry-leading companies led by skilled managers. Operating from their leadership positions, many of our companies have global scope that dampens the geographic risk of a recession in any one country and enables them to pursue areas with superior growth opportunities. Importantly, we seek companies that are positioned to do more than just survive a recession; we expect our companies to improve their competitive position, make new investments, and plant additional seeds for long-term growth in the midst of a downturn. Every recession is slightly different than the ones that preceded it, but we believe in the often-proven adaptability of our economic system and the experienced management teams of our companies. Therefore, even if we are wrong in our assessment of when the next recession will begin, our view on long-term investing would still remain the same.

With all of the concerns holding stock prices in check during a period of robust profit growth, the valuation of the S&P 500 and our portfolio companies became significantly more attractive during 2018. According to Jonathan Golub at Credit Suisse, the forward price-to-earnings ratio of the S&P registered the third largest decline in more than forty years, contracting almost 4 points to 14.4 times expected earnings. Business fundamentals remained strong as operating earnings per share for the S&P 500 increased approximately 23% during 2018, which helped differentiate US equity returns from the rest of the world. While the S&P 500 provided a negative total return of -4.4%, major international benchmarks fell further. The MSCI EAFE index declined -10.5% in local currency and -13.4% when measured in US dollars. The MSCI Emerging Markets Index provided very similar negative returns in local currency and dollars at -9.7% and -14.2%, respectively. This year

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018 (Unaudited)

of US equity outperformance follows longer 3, 5, and 10-year time periods when US stocks also outperformed their international counterparts handily.

Long-term readers of these letters will recognize a consistent theme: we remain confident in our ability to produce strong long-term results, powered by the superior businesses in our clients’ portfolios. We appreciate that many risks exist in the world, including the risk of an economic downturn, but our response to those risks is to ensure that we own a portfolio of investments that offer a combination of return potential and risk protection considering the range of potential outcomes. Given the financial strength, earnings outlook and return of capital of our portfolio companies, we remain confident in the long-term outlook for portfolio returns. We encourage you to contact us if you have any questions, and we thank you for your continued trust and confidence in Fayez Sarofim & Co.

Sincerely yours,

Fayez Sarofim

Gentry Lee

This document is confidential and intended solely for the recipient and may not be published, reproduced or distributed without the express written consent of Fayez Sarofim & Co. (“FS & Co.”). This presentation is neither an offer to sell nor a solicitation of any offer to buy any securities, investment product or investment advisory services.

Any projections, market outlooks or estimates expressed herein are forward looking statements and are based on certain assumptions. Such projections, outlooks and assumptions should not be construed to be indicative of the actual events that will occur and do not constitute investment advice. Opinions and information included herein are current opinions and information only as of the date hereof or as of the date indicated, and are subject to change without notice. Additionally, while information contained herein is believed to be accurate and/or derived from sources which the FS & Co. believes to be reliable, FS & Co. disclaims any and all liability as to the completeness or accuracy of the information contained herein.

The indices highlighted herein are presented for comparative purposes only. The volatility of the referenced indices may be materially different from that of FS & Co.’s products, and FS & Co.’s holdings may differ significantly from the securities that comprise the highlighted indices. Products offered by FS & Co. will hold considerably fewer securities than the referenced indices.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018 (Unaudited)

Management’s Discussion of Fund Performance and Analysis:

In sharp contrast to 2017, when equity markets rose steadily without any meaningful setbacks, 2018 was a turbulent year punctuated by several sharp selloffs. Despite robust domestic economic data and earnings results, uncertainty increased throughout the year as ongoing Federal Reserve tightening, escalating trade conflicts and signs of weakening momentum abroad led investors to reassess expectations for future growth. The S&P 500 entered into correction territory three times in 2018, ultimately registering its first annual decline since 2008. Defensive sectors generally rallied into year-end while more economically-sensitive areas of the market collapsed, although most sectors of the index ended lower. The energy sector, which was pressured by plunging crude prices in the face of a deteriorating demand outlook, recorded the biggest loss.

The Sarofim Equity Fund declined more than the index for the year, but registered strengthening relative results in the final quarter amid the market turmoil. The fund generated a total return of -6.83% in the period compared to -4.38% for the S&P 500. The relative underperformance for the year was primarily a result of sector allocations that differed from the benchmark. Specifically, the overweighted representations in the lagging consumer staples and communication services sectors penalized relative results. The underweighted allocation to the market-leading health care sector also detracted from relative returns. The overall impact of stock selection, on the other hand, was positive and helped to offset these negative allocation effects. Industrials and materials issues generally struggled with the prospect of weaker demand associated with trade conflicts, and the fund’s selective positioning within these sectors supported relative results. Advantageous stock focus within the energy sector, which emphasized the major integrated oil companies and avoided the more volatile oilfield service and equipment stocks, likewise added value. Selection decisions in the consumer discretionary and financials sector were also constructive. The largest positive contributors to the fund’s 12-month return included Microsoft, Abbott Laboratories, Twenty-First Century Fox, Visa and NIKE. The largest detractors from return included Philip Morris International, Facebook, Altria Group, State Street and BlackRock.

Moderating economic growth alongside rising labor and borrowing costs has created a backdrop that should favor companies with solid balance sheets and pricing power that are capable of maintaining revenue growth and passing on higher costs. Fayez Sarofim & Co.’s investment strategy has long focused on such companies. We believe the high-quality industry leaders in our portfolios, with their ample financial resources, durable competitive advantages and operational scale, are well positioned

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018 (Unaudited)

to deliver consistent results through challenging business cycles. Dominant market positions and disciplined cost controls generally provide these companies with more options to protect their margins while strong recurring cash flows enable them to continue investing prudently for sustained growth in the future. Furthermore, their seasoned management teams have established records of creating long-term value for shareholders through strategic capital redeployment, dividend increases and share repurchases, providing a degree of stability as market conditions change.

Definition of the Comparative Index

The Standard & Poor’s 500® Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018 (Unaudited)

Comparison of Change in the Value of a $10,000 investment in the Sarofim Equity Fund, versus the S&P 500 Index

	AVERAGE ANNUAL RETURN TOTAL FOR YEAR ENDED DECEMBER 31, 2018*
	One Year Return	Three Year Return	Annualized Inception to Date**
Sarofim Equity Fund	-6.83%	8.03%	6.12%
S&P 500 Index	-4.38%	9.26%	8.67%

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on January 17, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 5.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018

SECTOR WEIGHTINGS (Unaudited)†:

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.2%

	Shares	Value

Belgium — 0.7%
Anheuser-Busch InBev ADR	8,480	$558,069

Canada — 1.1%
Canadian Pacific Railway	5,230	928,953

Denmark — 1.7%
Novo Nordisk ADR	30,200	1,391,314

France — 1.7%
LVMH Moet Hennessy Louis Vuitton ADR	24,275	1,419,117

Germany — 0.8%
Infineon Technologies ADR	31,600	631,526

Netherlands — 1.6%
ASML Holding, Cl G	8,345	1,298,649

Switzerland — 3.3%
Nestle ADR	17,373	1,406,518
Roche Holding ADR	39,980	1,242,578

		2,649,096

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018

COMMON STOCK — continued

	Shares	Value
United States — 88.3%
Communication Services — 13.9%
Alphabet, Cl C *	3,325	$3,443,403
Comcast, Cl A	55,206	1,879,764
Facebook, Cl A *	27,700	3,631,193
Twenty-First Century Fox, Cl A	21,530	1,036,024
Twenty-First Century Fox, Cl B	9,416	449,897
Walt Disney	7,062	774,348

		11,214,629

Consumer Discretionary — 4.4%
Amazon.com *	1,000	1,501,970
McDonald’s	5,973	1,060,626
NIKE, Cl B	12,810	949,733

		3,512,329

Consumer Staples — 13.5%
Altria Group	39,742	1,962,857
Coca-Cola	48,412	2,292,308
Constellation Brands, Cl A	2,200	353,804
Estee Lauder, Cl A	14,632	1,903,623
PepsiCo	14,620	1,615,218
Philip Morris International	40,564	2,708,053

		10,835,863

Energy — 7.1%
Chevron	17,397	1,892,619
ConocoPhillips	14,074	877,514
Enterprise Products Partners (A)	30,080	739,667
Exxon Mobil	32,393	2,208,879

		5,718,679

Financials — 15.3%
American Express	17,235	1,642,840
Berkshire Hathaway, Cl B *	1,809	369,362
BlackRock, Cl A	4,460	1,751,977
Chubb	18,156	2,345,392
Intercontinental Exchange	12,100	911,493
JPMorgan Chase	28,209	2,753,763
S&P Global	7,033	1,195,188
State Street	22,015	1,388,486

		12,358,501

Health Care — 7.1%
Abbott Laboratories	24,865	1,798,485

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018

COMMON STOCK — continued

	Shares	Value
United States — (continued)
Health Care — (continued)
AbbVie	20,913	$1,927,970
Intuitive Surgical *	900	431,028
UnitedHealth Group	6,275	1,563,228

		5,720,711

Industrials — 4.9%
Union Pacific	10,353	1,431,095
United Technologies	13,896	1,479,646
Verisk Analytics, Cl A *	9,000	981,360

		3,892,101

Information Technology — 19.2%
Apple	25,994	4,100,294
Automatic Data Processing	3,900	511,368
Mastercard, Cl A	2,000	377,300
Microsoft	48,535	4,929,700
Texas Instruments	31,426	2,969,757
Visa, Cl A	19,275	2,543,143

		15,431,562

Materials — 2.9%
Air Products & Chemicals	5,209	833,701
Linde	6,558	1,023,310
Sherwin-Williams	1,300	511,498

		2,368,509

		71,052,884

TOTAL COMMON STOCK (Cost $43,160,835)		79,929,608

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018

SHORT-TERM INVESTMENTS(B) — 0.1%
	Shares	Value
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Cl Premier, 1.960%	55,010	$55,010
SEI Daily Income Trust Government Fund, Cl F, 2.200%	31,173	31,173

TOTAL SHORT-TERM INVESTMENTS (Cost $86,183)		86,183

TOTAL INVESTMENTS— 99.3% (Cost $43,247,018)		$80,015,791

Percentages are based on Net Assets of $80,561,055.

*	Non-income producing security.
(A)	Security considered a Master Limited Partnership. At December 31, 2018, such securities amounted to $739,667, or 0.9% of Net Assets
(B)	Rate shown is the 7-day effective yield as of December 31, 2018.

ADR — American Depositary Receipt

Cl — Class

At December 31, 2018, all of the Fund’s investments were valued using Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended December 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended December 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2018

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $43,247,018)	$80,015,791
Receivable for Investment Securities Sold	398,365
Dividends Receivable	149,349
Tax Reclaim Receivable	89,037
Prepaid Expenses	16,191

Total Assets	80,668,733

Liabilities:
Payable for Capital Shares Redeemed	23,000
Payable due to Adviser	28,643
Payable due to Administrator	8,943
Chief Compliance Officer Fees Payable	1,577
Payable due to Trustees	126
Audit Fees Payable	12,650
Printing Fees Payable	12,755
Other Accrued Expenses	19,984

Total Liabilities	107,678

Net Assets	$80,561,055

Net Assets Consist of:
Paid-in Capital	$42,571,076
Total Distributable Earnings	37,989,979

Net Assets	$80,561,055

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	7,790,553

Net Asset Value, Offering and Redemption Price Per Share*	$10.34

*	Redemption price per share may vary depending on the length of time Shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
FOR THE YEAR ENDED
DECEMBER 31, 2018

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$1,950,811
Less: Foreign Taxes Withheld	(40,991)

Total Investment Income	1,909,820

Expenses:
Investment Advisory Fees	463,542
Administration Fees	99,999
Trustees’ Fees	15,507
Chief Compliance Officer Fees	5,719
Legal Fees	30,738
Transfer Agent Fees	26,855
Registration and Filing Fees	23,742
Printing Fees	19,232
Audit Fees	13,900
Custodian Fees	5,000
Other Expenses	23,297

Total Expenses	727,531

Less:
Waiver of Investment Advisory Fees	(78,565)

Net Expenses	648,966

Net Investment Income	1,260,854

Net Realized Gain on Investments	5,641,593
Net Change in Unrealized Depreciation on Investments	(12,974,788)

Net Realized and Unrealized Loss on Investments	(7,333,195)

Net Decrease in Net Assets Resulting from Operations	$(6,072,341)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net Investment Income	$1,260,854	$1,207,384
Net Realized Gain on Investments	5,641,593	3,568,502
Net Change in Unrealized Appreciation (Depreciation) on Investments	(12,974,788)	15,663,792

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,072,341)	20,439,678

Distributions:(1)	(5,842,097)	(4,975,144)

Capital Share Transactions:
Issued	2,331,401	155,853
Reinvestment of Dividends and Distributions	2,622,706	2,186,621
Redeemed	(5,987,150)	(19,691,749)

Net Decrease in Net Assets from Capital Share Transactions	(1,033,043)	(17,349,275)

Total Decrease in Net Assets	(12,947,481)	(1,884,741)

Net Assets:
Beginning of Year	93,508,536	95,393,277

End of Year(2)	$80,561,055	$93,508,536

Share Transactions:
Issued	193,657	14,171
Reinvestment of Dividends and Distributions	251,065	185,432
Redeemed	(495,738)	(1,893,542)

Net Decrease in Shares Outstanding from Share Transactions	(51,016)	(1,693,939)

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 10).
(2)	Includes undistributed net investment income of $110,120, in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout The Year/Period
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Period Ended December 31, 2014*
Net Asset Value, Beginning of Year/Period	$11.92	$10.00	$9.46	$10.68	$10.00

Income (Loss) from
Investment Operations:
Net Investment Income(1)	0.17	0.16	0.17	0.20	0.20
Net Realized and Unrealized Gain (Loss)	(0.99)	2.41	0.54	(0.57)	0.82

Total from Investment Operations	(0.82)	2.57	0.71	(0.37)	1.02

Redemption Fees	0.00	0.00	0.00	0.00^	0.00^

Dividends and Distributions:
Net Investment Income	(0.17)	(0.15)	(0.17)	(0.20)	(0.22)
Net Realized Gains	(0.59)	(0.50)	–	(0.65)	(0.12)

Total Dividends and Distributions	(0.76)	(0.65)	(0.17)	(0.85)	(0.34)

Net Asset Value, End of Year/Period	$10.34	$11.92	$10.00	$9.46	$10.68

Total Return †	(6.83)%	25.82%	7.56%	(3.43)%	10.23%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$80,561	$93,509	$95,393	$98,055	$108,754
Ratio of Expenses to Average Net Assets	0.70%	0.70%	0.70%	0.70%	0.70%**
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.78%	0.79%	0.78%	0.77%	0.82%**
Ratio of Net Investment Income to Average Net Assets	1.36%	1.37%	1.72%	1.94%	1.95%**
Portfolio Turnover Rate	9%	3%	5%	12%	11%***

(1)	Per share calculations were performed using average shares for the period.
*	The Fund commenced operations on January 17, 2014.
**	Annualized.
***	Not Annualized.
^	Amount represents less than $.01 per share
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 55 funds. The financial statements herein are those of the Sarofim Equity Fund (the “Fund”). The Fund is diversified and its investment objective is to seek long-term capital appreciation consistent with the preservation of capital; current income is a secondary goal. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018

Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of December 31, 2018, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018

whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended December 31, 2018, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended December 31, 2018, the Fund did not have a liability for any uncertain tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.

Security Transactions and Investment Income — Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

Master Limited Partnerships (“MLPs”) — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018

exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income quarterly. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 90 days. For the year ended December 31, 2018, there were no redemption fees retained by the Fund. For the year ended December 31, 2017, there were no redemption fees retained by the Fund. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended December 31, 2018, the Fund was charged $99,999 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

MUFG Union Bank, N.A. serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Atlantic Fund Services, LLC, serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Fayez Sarofim & Co. (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.70% of the Fund’s average daily net assets until April 30, 2019. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018

(90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2019. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the board may permit the Adviser to retain the difference between total annual operating expenses and 0.70% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.

At December 31, 2018, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period Ending	Subject to Repayment until December 31,	Amount
1/01/2016-12/31/2016	2019	$75,333
1/01/2017-12/31/2017	2020	76,568
1/01/2018-12/31/2018	2021	78,565

		$230,466

6.	Investment Transactions:

For the year ended December 31, 2018, the Fund made purchases of $8,145,222 and sales of $14,100,917 in investment securities other than long-term U.S. Government and short-term securities. For the year ended December 31, 2018, there were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent, they are charged or credited to paid-in capital and distributable earnings, in the period that the differences arise.

The following permanent differences, primarily attributable to distribution reclass and MLP basis adjustments and distributions, which have been reclassified to/from the following accounts:

Distributable Earnings	Paid in Capital
$216	$(216)

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018

The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total

2018	$1,096,555	$4,745,542	$5,842,097
2017	1,169,932	3,805,212	4,975,144

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gains	$1,115,504
Unrealized Appreciation	36,874,499
Other Temporary Differences	(24)

Total Distributable Earnings	$37,989,979

For Federal income tax purposes, capital loss carryforwards represent net realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future net capital gains. As of December 31, 2018, the Fund has no capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Post October losses represent losses realized on investment transactions from November 1, 2018 through December 31, 2018 that, in accordance with Federal income tax regulations, the Fund may defer and treat as having arisen in the following fiscal year. As of December 31, 2018, the Fund did not defer post October losses.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to partnership adjustments. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments (including foreign currency and derivatives, if applicable) held by the Fund at December 31, 2018, were as follows:

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$43,141,108	$38,201,843	$(1,327,160)	$36,874,683

8.	Concentration of Risks:

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund’s.

Foreign Security Risk — Investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018

Market Sector Risk — The Fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the Fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

Investment Style Risk — The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles. Additionally, by focusing on large capitalization, high quality stocks, the Fund may underperform funds that invest in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

9.	Other:

At December 31, 2018, 42% of total shares outstanding were held by one affiliated shareholder owning 10% or greater of the aggregate total shares outstanding.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10.	Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities.

The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income:

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018

Net Investment Income	Net Realized Gain	Total
$(1,112,978)	$(3,862,166)	$(4,975,144)

11.	New Accounting Pronouncements:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

12.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Sarofim Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sarofim Equity Fund (one of the funds constituting The Advisors’ Inner Circle Fund, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2019

We have served as the auditor of one or more investment companies in Fayez Sarofim & Company since 2014.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018 (Unaudited)

DISCLOSURE OF FUND EXPENSES

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Annualized Expense Ratios	Expenses Paid During Period*

Actual Fund Return	$1,000.00	$920.30	0.70%	$3.39

Hypothetical 5% Return	1,000.00	1,021.70	0.70	3.57

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years

INTERESTED TRUSTEES [3,4]

Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

N. Jeffrey Klauder (Born: 1952)	Trustee (Since 2018)	Executive Vice President and General Counsel of SEI Investments since 2004.
INDEPENDENT TRUSTEES [4]

Joseph T. Grause, Jr. (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (Since 2018)

Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 55 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018

are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-727-6346. The following chart lists Trustees and Officers as of December 31, 2018.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupation During the Past Five Years
INDEPENDENT TRUSTEES (continued)[3]
Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.

Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
Bruce R. Speca (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
George J. Sullivan, Jr. (Born: 1942)	Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011

Tracie E. Ahern (Born: 1968)	Trustee (Since 2018)	Principal, Danesmead Partners since 2016; Chief Operating Officer/Chief Financial Officer, Brightwood Capital Advisors LLC, 2015 to 2016; Advisor, Brightwood Capital Advisors LLC, 2016; Chief Financial Officer, Soros Fund Management LLC, 2007 to 2015.
OFFICERS
Michael Beattie (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 55 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

None.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation During the Past Five Years

OFFICERS (continued)
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (Since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (Since 2018)

Attorney, SEI Investments Company (2018-present). Attorney, Blank Rome LLP (2015-2018). Vice President and Assistant Counsel, Bank of New York Mellon (2013-2014). Attorney, Dilworth Paxson, LLP (2006-2013).

John Bourgeois (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.
Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)

Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2018

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a December 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2018, the Fund is designating the following items with regard to distributions paid during the period.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest (3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)
81.23%	18.77%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short Term Capital Gain Dividend” and is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

Sarofim Equity Fund

P.O. Box 588

Portland, ME 04112

1-855-727-6346

Adviser:

Fayez Sarofim & Co.

Two Houston Center

909 Fannin Street, Suite 2907

Houston, Texas 77010

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

SAR-AR-001-0500

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are Tracie E. Ahern and George Sullivan, and each of whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to the Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$104,400	None	None	$101,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$6,000(2)	None	None	$30,000	None	$120,500
(d)	All Other Fees	None	None	None	None	None	None

(2) Tax compliance services provided to affiliates of the Funds.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$22,870	None	None	$22,600	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$0	None	None	$0	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$0	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$0	None	None	$0	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether these services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $6,000 and $150,500 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2018 and 2017, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to

Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: March 11, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: March 11, 2019

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: March 11, 2019

*	Print the name and title of each signing officer under his or her signature.